                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  August 24, 1994
                                                   ----------------------------

                            H. F. Ahmanson & Company
- - -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                       1-8930                  95-0479700
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(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                     identification no.)

  4900 Rivergrade Road, Irwindale, California                       91706
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   (Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code  (818) 960-6311
                                                   ----------------------------

                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.   OTHER EVENTS.

     On August 24, 1994, H. F. Ahmanson & Company (the "Company") executed a Terms Agreement, including Underwriting Agreement, with Lehman Brothers Inc., CS First Boston Corporation and Smith Barney, Inc. (the "Terms Agreement"), relating to the issuance of $125,000,000 principal amount of 7.875% Subordinated Notes Due September 1, 2004, previously registered by the Company on a Registration Statement on Form S-3 (Registration No. 33-57218). Attached to this report as exhibits for filing with the Securities and Exchange Commission are final copies of the executed Terms Agreement, the form of Indenture and the form of Note.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:

          1.1 Terms Agreement, including Underwriting Agreement, dated August 24, 1994, relating to 7.875% Subordinated Notes Due September 1, 2004, by and among H. F. Ahmanson & Company, Lehman Brothers Inc., CS First Boston Corporation and Smith Barney, Inc.

          4.1 Form of Indenture dated as of August 24, 1994 from H. F. Ahmanson & Company to The First National Bank of Chicago, Trustee.

          4.2  Form of 7.875% Subordinated Note Due September 1, 2004.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 25, 1994

                                           H.F. AHMANSON & COMPANY



                                           By:   /s/Kevin W. Twomey
                                               --------------------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


                                                                                     SEQUENTIALLY
                                                                                      NUMBERED
EXHIBIT NO.    DESCRIPTION                                                              PAGE
- - -----------    -----------                                                           ------------
1.1            Terms Agreement, including Underwriting Agreement, dated August
               24, 1994, relating to 7.875% Subordinated Notes Due September 1,
               2004, by and among H. F. Ahmanson & Company, Lehman Brothers
               Inc., CS First Boston Corporation and Smith Barney, Inc.

4.1            Form of Indenture dated as of August 24, 1994 from H. F. Ahmanson
               & Company to The First National Bank of Chicago, Trustee.

4.2            Form of 7.875% Subordinated Note Due September 1, 2004.

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